UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Rezolute, Inc.

(Name of Registrant as Specified in its Charter)
Not Applicable

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REZOLUTE, INC.
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
May 25, 2023
3:00 p.m. Pacific Time
To the Stockholders of Rezolute, Inc.:
The 2023 Annual meeting of the stockholders (the “Annual Meeting”) of Rezolute, Inc., a Nevada corporation (the “Company”), will be held via a virtual meeting on Thursday, May 25, 2023 at 3:00 p.m. Pacific Time. You may virtually attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting https://agm.issuerdirect.com/rzlt. The Annual Meeting will be held for the following purposes:
(1)
To elect Nevan Charles Elam, Gil Labrucherie, Philippe Fauchet, Nerissa Kreher, Wladimir Hogenhuis, and Young-Jin Kim to the Company’s Board of Directors.

(2)
To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2023.

(3)
To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement.

(4)
To approve, by a non-binding advisory vote, the preferred frequency of one year for future advisory votes on the compensation of the Company’s NEOs.

(5)
To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof.

All stockholders of record at the close of business on April 6, 2023 are entitled to notice of and to vote at such meeting. The date on which we anticipate this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about April 14, 2023.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, May 25, 2023.
Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by sending you a full set of proxy materials, including this Notice, the accompanying Proxy Statement and Proxy Card.
All stockholders are cordially invited to virtually attend the Annual Meeting. If you virtually attend the meeting, you may withdraw your proxy and vote your shares at the meeting.
Your vote is extremely important. Whether or not you expect to virtually attend the Annual Meeting, please vote by mail, Internet or telephone as described in the enclosed proxy materials.
By order of the Board of Directors
/s/ Nevan Charles Elam
Nevan Charles Elam
Chief Executive Officer and Acting Chairman of the Board
Redwood City, California

i

2023 ANNUAL MEETING OF STOCKHOLDERS
to be held May 25, 2023
PROXY STATEMENT
GENERAL INFORMATION
The enclosed proxy is solicited by the Board of Directors (also referred to as the “Board” herein) of Rezolute, Inc., a Nevada corporation, (which we refer to as the “Company,” “Rezolute,” “we,” “us,” or “our”) for use at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Thursday, May 25, 2023 at 3:00 p.m. Pacific Time, via a virtual meeting, and at any postponement or adjournment thereof. You may virtually attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting https://agm.issuerdirect.com/rzlt. If you plan to virtually attend the Annual Meeting, please follow the voting and registration instructions as outlined in this Proxy Statement.
All stockholders of record at the close of business on April 6, 2023 (the “Record Date”) are entitled to notice of and to vote at such meeting. The date on which we anticipate that this Proxy Statement and the accompanying proxy will be first sent or given to stockholders will be on or about April 14, 2023.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please reach out to Issuer Direct below.
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice, and any other matters that properly come before the Annual Meeting.
What is a proxy statement and what is a proxy?
A proxy statement is a document that we are required by law to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.
Why did I receive these proxy materials?
We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, and at any postponement or adjournment thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting virtually to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
How may I virtually attend the meeting?
The Annual Meeting will be conducted completely as a virtual meeting via the internet. Stockholders may attend the meeting virtually, vote, and submit questions during the meeting by visiting https://agm.issuerdirect.com/rzlt. We believe that holding our meeting completely online will enable greater participation and improved communication. Stockholders will need the control number included on their proxy card to enter the meeting and vote their shares at the meeting.

Can I vote my shares at the meeting?
If you are a stockholder of record of our common stock, you may vote your shares at the meeting by going to https://agm.issuerdirect.com/rzlt and using your Control ID number and Request ID number included on your proxy card. Even if you currently plan to attend the meeting virtually, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. If you are a “street name” holder, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting or during the meeting at https://agm.issuerdirect.com/rzlt. Questions pertinent to matters to be acted upon at the Annual Meeting as well as appropriate questions regarding the business and operations of the Company will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question and answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
What am I being asked to vote upon at the Annual Meeting?
At the Annual Meeting, you will be asked to:
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Vote on the election of Nevan Charles Elam, Gil Labrucherie, Philippe Fauchet, Nerissa Kreher, Wladimir Hogenhuis, and Young-Jin Kim to the Board (the “Board of Directors Proposal”);

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Ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2023 (the “Accountant Proposal”);

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Approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement (the “Say-On-Pay Proposal”);

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Approve, by a non-binding advisory vote, the preferred frequency of one year for future advisory votes on the compensation of the Company’s NEOs (the “Say-On-Frequency Proposal”); and

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Act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Does the Board recommend voting in favor of the proposals?
Yes. The Board unanimously recommends that you vote your shares:
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“FOR” each of the director nominees identified in the Board of Directors Proposal;

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“FOR” the Accountant Proposal;

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“FOR” the Say-On-Pay Proposal; and

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“ONE YEAR” the Say-On-Frequency Proposal.

Only our “stockholders of record” at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 36,827,567 shares of our common stock outstanding and entitled to vote.
What if you are a Beneficial Owner of shares held in “Street Name”?
If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being forwarded to you by that bank, broker, dealer, or other nominee. Such nominee holding your account is considered the “stockholder of record” for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the “stockholder of record,” you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.
Brokers, banks or other nominees holding shares of record for their respective customers generally are not entitled to vote on the election of directors unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a nominee who has not received instructions from its customers on a particular matter. As used herein, “broker non-vote” means the votes that could have been cast on the matter by nominees with respect to uninstructed shares if the nominees had received instructions. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to any other proposal, and the effect of broker non-votes on each of the proposals, is discussed in each proposal below.
How many votes do I get?
Each share of common stock entitles the holder thereof to one vote on each matter to be voted upon. Dissenters’ rights are not applicable to any of the matters being voted upon.
What are the voting requirements to approve the proposals?
Please see each proposal below for voting requirements applicable to each proposal.
What happens if I do not vote?
Please see each proposal below for the effect of not voting as well as the effect of withholdings, abstentions and broker non-votes.
What is the quorum requirement for the Annual Meeting?
The presence virtually via the Internet or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.
For purposes of establishing a quorum, stockholders of record who are present at the Annual Meeting virtually via the Internet or by proxy and who abstain or withhold their vote, including brokers, dealers or other nominees holding shares of their respective customers of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Could other matters be decided at the Annual Meeting?
As of the date this Proxy Statement went to press, the Board did not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the Notice hereof. However, if any other matter properly comes before the Annual Meeting, it is intended that the proxies, or their substitutes, will vote on such matters in accordance with the instructions given in such proxy.
How do I vote my shares?
Stockholders of Records
If you are a stockholder of record of our common stock as of the Record Date, you can vote your shares in person at the Annual Meeting or give a proxy to be voted at the Annual Meeting in any of the following ways:
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over the telephone by calling a toll-free number;

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electronically, via the internet, before the meeting at www.iproxydirect.com/RZLT; or

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by completing, signing and mailing the enclosed proxy card.

Unless you vote your shares in person at the Annual Meeting, your vote must be received by 11:59 p.m. Pacific Time on May 24, 2023, to be counted. The telephone and internet procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the Annual Meeting. Each proxy that is properly completed, signed and returned to the Company prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions given in such proxy.
Beneficial Owners Held In “Street Name”
If you are “beneficial owner” of shares held in “street name”, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee. Since you are not the “stockholder of record,” you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your nominee. Please contact your nominee directly for additional information.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail by 11:59 p.m. Pacific Time on May 24, 2023, or by voting at the meeting.
To request an additional proxy card, or if you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Issuer Direct via-email at proxy@issuerdirect.com.
How can stockholders nominate a candidate for election as a director?
Any stockholders desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming meeting of stockholders may do so by submitting that recommendation in writing to the Board not less than 90 days or more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting (the “Anniversary”). However, if the date of the upcoming annual meeting has been changed by more than 30 days before or after the Anniversary, the recommendation must be received no earlier than the close of business on the date that is 120 days prior to such annual meeting and not later than the close of business on the date that is the later of (i) 90 days prior to such annual meeting or (ii) 10 days following the day on which public announcement of the date of such meeting is first made by the Company. In addition, the recommendation for a Board nominee should be accompanied by the following information:
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the name and address of the nominating stockholder and of the person or persons being recommended for consideration as a candidate for Board membership;

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the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the candidate’s nomination;

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a description of any arrangements or understandings, that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder and any other person or persons (naming such other person or persons);

•
such other information regarding each such recommended candidate as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC;

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the written consent of each such recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director; and

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the completed and signed questionnaire, representation and agreement made by the candidate as required by Section 6(D) of Article I of the Company’s Amended and Restated Bylaws.

What is the deadline to submit stockholder proposals for the 2024 Annual Meeting?
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held following the closing of our fiscal year ending June 30, 2023 (the “2024 Annual Meeting of Stockholders”) must be received at the Company’s principal office no less than 90 days or more than 120 days prior to the first anniversary of the date of this year’s Annual Meeting. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of this year’s Annual Meeting pursuant to the rules and regulations of the SEC, the Company will publicly announce such revised Annual Meeting date and applicable deadlines for stockholder proposals for action or nomination once finally determined. In such case, the recommendation must be received no earlier than the close of business on the date that is 120 days prior to such annual meeting and not later than the close of business on the date that is the later of (i) 90 days prior to such annual meeting or (ii) 10 days following the day on which public announcement of the date of such meeting is first made by the Company
Generally, under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our annual meeting, it must be delivered to our Corporate Secretary at our principal executive offices no later than 120 days prior to the first anniversary of the prior year’s annual meeting. Provided, however, that if the date of the annual meeting is more than 30 days before or after the first anniversary of the prior year’s annual meeting, notice by the stockholder must be delivered within a reasonable time before we begin to print and send our proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In addition, stockholders who intend to solicit proxies for the annual meeting in support of director nominees other than the nominees must provide notice that sets forth the information required by Rule 14a-9 promulgated under the Exchange Act and our bylaws no later than 60 days prior to the first anniversary of the prior year’s annual meeting. However, if the date of the annual meeting is changed by more than 30 days before or after the first anniversary of the prior year’s annual meeting, or if no annual meeting was held in the prior year, notice by the stockholder, to be timely, must be delivered by the date that is the later of (i) 60 days prior to the date of the annual meeting or (ii) the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us.
Where can I find voting results of the Annual Meeting?
We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by the Company.
Where can I find information about the Annual Report of the Company?
We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended June 30, 2022 (our “2022 Annual Report”), as such was filed with the SEC, including our audited financial statements. Such report was filed with the SEC on September 15, 2022 and is available on the SEC’s website at www.sec.gov, as well as on our website at www.rezolutebio.com.

PROPOSAL 1
ELECTION OF DIRECTORS
We currently have six directors serving on the Board as set forth in the table below. The ages of the directors are shown as of April 6, 2023.
Name	Age	Position	Date Appointed
Nevan Charles Elam	55	Chief Executive Officer, Principal Financial Officer and Acting Chairman of the Board	January 31, 2013
Gil Labrucherie	51	Director	November 20, 2019
Nerissa Kreher	50	Director	March 2, 2021
Philippe Fauchet	65	Director	September 10, 2020
Wladimir Hogenhuis	58	Director	March 2, 2021
Young-Jin Kim	66	Director	February 10, 2019
Each of our current directors has been nominated by the Board for re-election at the Annual Meeting. If elected, each nominee has consented to serve as a director and to hold office until the next annual stockholders’ meeting, until his successor is elected and shall have qualified, or until his earlier death, resignation, removal or disqualification. Mr. Kim and Mr. Elam are not “independent” as that term is defined in Section 5605(a) of Nasdaq listing rules.
When considering whether director nominees have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on the industry and transactional experience, and other background, in addition to any unique skills or attributes associated with a director.
Presented below is biographical information about each nominee as of the date of this Proxy Statement. The information presented includes the nominee’s principal occupation and business experience for the past five years, and the names of other publicly held companies of which he currently serves as a director or has served as a director during the past five years.
Nevan Charles Elam.   Mr. Elam has served as our Chief Executive Officer since January 2013 and also currently serves as our principal financial officer. Mr. Elam is also serving as our Acting Chairman of the Board since May 2022. Prior to Mr. Elam’s service with Rezolute, he has served various leadership roles throughout his career including as Chief Executive Officer of a European medical device company, co-founder and Chief Financial Officer of a software company, as well as a Senior Vice President at Nektar Therapeutics. Earlier in his career, Mr. Elam was a corporate partner in the law firm of Wilson Sonsini Goodrich & Rosati. He serves as Director of Peak Bio, Inc. and Savara, Inc. Mr. Elam received his Juris Doctorate from Harvard Law School and a Bachelor of Arts from Howard University. We believe that Mr. Elam’s experience advising pharmaceutical companies of their unique legal and regulatory obligations qualifies him to serve on the Board.
Gil Labrucherie.   Mr. Labrucherie serves as a member of our Board. He brings more than 25 years of senior leadership experience in finance, legal and corporate development to the Board. Mr. Labrucherie is currently the sole trustee and executive in charge of the Bloom Trust, a closely held family office with commercial real estate assets and operations. He served as Chief Financial Officer of Acelyrin, Inc., a private clinical stage biotechnology company focused on auto-immune conditions from July 2022 to November 2022. He served as Chief Financial Officer of Nektar Therapeutics, a publicly traded development stage biopharmaceutical company from 2016 to 2022, and also held the position of Chief Operating Officer from 2019 to 2022. Prior to serving as Chief Operating Officer and Chief Financial Officer of Nektar, he was Senior Vice President, General Counsel and Secretary of Nektar from 2007 to 2016. Earlier in his career, Mr. Labrucherie was an executive at different organizations where he was responsible for global corporate alliance and mergers and acquisitions. Mr. Labrucherie began his career as an associate in the corporate practice of the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Labrucherie received his J.D. from University of California Berkeley School of Law, where he was a member of the California Law Review and Order of the Coif, and received his B.A., with highest honors from the University of California, Davis. Mr. Labrucherie is a CFA charter holder, a member of the State Bar of California, and a Certified Management Accountant. We believe Mr. Labrucherie’s experience as the Chief Operating Officer and Chief

Financial Officer of a public biotechnology company and his management background as an executive in different organizations qualify him to serve on the Board.
Nerissa Kreher, M.D., M.S., MBA.   Dr. Kreher serves as a member of our Board. She has served as Chief Medical Officer of Entrada Therapeutics, Inc. since December 2020. From February 2019 to October 2020, Dr. Kreher served as Chief Medical Officer at Tiburio Therapeutics, Inc., where she was responsible for clinical development, clinical operations, regulatory and patient advocacy. From October 2016 to December 2018, Dr. Kreher served as Chief Medical Officer at Avrobio, Inc., where she oversaw clinical and regulatory development strategy for the Company’s rare disease, ex vivo lentiviral gene therapy pipeline programs. From March 2015 to July 2016, Dr. Kreher served as Global Head (VP) of Clinical and Medical Affairs of Zafgen, Inc., where she was a strategic leader of a cross-functional team charged with creation of global development strategy for beloranib. Dr. Kreher is a board-certified pediatric endocrinologist and holds multiple degrees including her B.S. in biology from University of North Carolina at Chapel Hill, M.D. from East Carolina University, an M.S. in clinical research from Indiana University-Purdue University Indianapolis, and an MBA from Northeastern University Graduate School of Business Administration. We believe Dr. Kreher’s experience in the pharmaceutical industry and her service as an executive and Chief Medical Officer of a range of private and publicly held companies qualify her to serve on the Board.
Philippe Fauchet.   Mr. Fauchet serves as a member of our Board. Mr. Fauchet has spent more than 35 years in the pharmaceutical industry, most recently as the Chairman of GlaxoSmithKline K.K. from April 2017 to February 2019. Mr. Fauchet joined GlaxoSmithKline K.K. as President & Representative Director in 2010. Previously, he served as Senior Vice President, Corporate Business Development Head of Sanofi-Aventis Group and a member of the Management Committee. Mr. Fauchet is an external director on the board of three Japanese biotech companies and a consultant for various life sciences companies. Mr. Fauchet is a graduate of Hautes Etudes Commerciales in France and received a Bachelor of Law at Paris X University. He is an Honorary Officer of the Order of the British Empire (O.B.E.). We believe Mr. Fauchet’s experience in the pharmaceutical industry as a director, consultant, and advisor qualifies him to serve on the Board.
Wladimir Hogenhuis, M.D., MBA.   Dr. Hogenhuis serves as a member of our Board. He is currently the Chief Executive Officer and President of Chimera Bioengineering, where he also serves on the Board of Directors. He previously served as Chief Operating Officer of Ultragenyx Pharmaceutical Inc. (NASDAQ: RARE) with responsibilities for global commercial operations, business development, and manufacturing of medicines for patients with rare diseases. Before that, Dr. Hogenhuis served as Senior Vice President and Global Franchise Head, Specialty Pharmaceuticals of GlaxoSmithKline Plc. (LSE/NYSE: GSK), from December 2012 to September 2018. From 1994 to 2012, he served in leadership positions at Merck in the U.S., China, and Europe, where he was responsible for managing the P&L of specialty and cardiovascular care medicines. He also served as a National Institutes of Health Fellow in Medical Decision Making at New England Medical Centre in Boston, and as a Naval Lieutenant Surgeon in the Royal Dutch Navy. Dr. Hogenhuis currently serves on the board of GATT Technologies B.V., a private company in the Netherlands developing novel surgical hemostats and sealants. He previously served as a member of the Board of Directors of Vision 2020, a global initiative for the elimination of avoidable blindness, a joint program of the World Health Organization and the International Agency for the Prevention of Blindness. Dr. Hogenhuis received his M.D. Cum Laude from the University of Leiden in the Netherlands and received an M.B.A. from the Wharton School of Business at The University of Pennsylvania, Philadelphia. We believe Dr. Hogenhuis’s experience in the pharmaceutical industry and his service on the board of directors of a range of private companies qualify him to serve on the Board.
Young-Jin Kim.   Mr. Kim serves as a member of our Board and served as Chairman of the Board until May 2022. Mr. Kim is Chairman & CEO of Handok Inc. (“Handok”), one of the leading pharmaceutical companies in the Republic of Korea. Mr. Kim also serves as Chairman of the Board of Directors of Genexine Inc. Mr. Kim joined Handok in 1984 and spent two years between 1984 and 1986 working at Hoechst AG in Frankfurt, Germany. Between 1991 and 2005, he served as CEO of Roussel Korea, Hoechst Marion Roussel Korea and Aventis Pharma Korea and also appointed as the Country Manager of Hoechst AG and Aventis in Korea between 1996 and 2005. In 1996, he was appointed as CEO of Handok. Mr. Kim has been serving as President of Handok Jeseok Foundation since 2014. He has also been serving as President of KDG (Korean-German Society) since 2010. Mr. Kim received an MBA at the Kelley School of Business at Indiana University

in 1984 and received the award of Distinguished Alumni Fellows from Indiana University. Mr. Kim completed Advanced Management Program at the Harvard Business School in 1996. We believe Mr. Kim’s experience working with pharmaceutical companies qualifies him to serve on the Board.
Information about the Board of Directors
Board Composition
Our Board currently consists of six members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified. We have two board observers, So-Hyun Kwon, a representative from Handok Inc. and Scott Morenstein, a representative the Hedge Fund Solutions Group of Blackstone.
Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time. Currently, our Chief Executive Officer, Nevan Elam, serves as the Acting Chairman of the Board.
Selection of Nominees for our Board of Directors Experience, Qualifications, and Diversity
To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and, in the case of non-executive director, independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, managerial, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity as a positive additional characteristic in potential nominees.
The Board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees. Not only has this informal approach to the promotion of diversity resulted in a group of director nominees that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, but, as indicated in the charts below, it has also resulted in a group of director nominees possessing diversity of thought, perspective, experience, and backgrounds.
Board Diversity Matrix
Total Number of Directors	6
	Male	Female
Part I: Gender Identity
Directors	5	1
Part II: Demographic Background
White	3	1
African American or Black	1	—
Asian	1	—
Did Not Disclose Demographic Background	—	—
Directors who are Military Veterans	1	—

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures above and will receive the same consideration that other nominees receive. All nominees are evaluated by our Nominating and Governance Committee to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.
No stockholder has nominated anyone for election as a director at this annual meeting.
Meetings of the Board of Directors
Our Board held eight meetings during the fiscal year ended June 30, 2022. Each of our directors attended at least 75% of the meetings held by the Board and the committees of the Board on which he or she served during the fiscal year ended June 30, 2022.
Board Committees
Audit Committee
The Audit Committee operates under an Audit Committee Charter that is available on our website, www.rezolutebio.com. The functions performed by our Audit Committee consist of selection of the firm of independent registered public accountants to be retained by us subject to stockholder ratification, periodic meetings with our independent registered public accountants to review our accounting policies and internal controls, review the scope and adequacy of the independent registered public accountants’ examination of our annual financial statements, and pre-approval of services rendered by our independent registered public accountants and pre-approval of all related-party transactions.
Mr. Labrucherie serves as the chairman of the audit committee and along with Mr. Fauchet and Dr. Hogenhuis are “independent directors” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. In addition, the Board determined that Mr. Labrucherie and Dr. Hogenhuis are qualified as “audit committee financial experts” as such term is used in the rules and regulations of the SEC. Accordingly, the functions of our Audit Committee are now being performed by independent directors that serve as members of our Audit Committee. Our Audit Committee held four meetings during the fiscal year ended June 30, 2022.
For the fiscal year ended June 30, 2022, Mr. Labrucherie, Mr. Fauchet and Dr. Hogenhuis received additional compensation for their service as a member of our Audit Committee as discussed under the caption Non-Employee Director Compensation below.
Compensation Committee
The Compensation Committee operates under a Compensation Committee Charter that is available on our website, www.rezolutebio.com. Mr. Labrucherie, Mr. Fauchet, Dr. Hogenhuis and Dr. Kreher each serve as members of the Compensation Committee and are each considered an “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee is responsible for establishing and administering our compensation arrangements for all executive officers.
The functions performed by our Compensation Committee provided for meetings no less frequently than annually (and more frequently as circumstances dictate) to discuss and determine executive officer and director compensation. The Compensation Committee has not retained the services of any compensation consultants. However, from time to time it utilizes compensation data from companies that the Compensation Committee deems to be competitive with us in connection with its annual review of executive compensation. The Compensation Committee has the power to form and delegate authority to subcommittees when appropriate, provided that such subcommittees are composed entirely of directors who would qualify for membership on the Compensation Committee pursuant to applicable Nasdaq Listing Rules. Our Compensation Committee held seven meetings during the fiscal year ended June 30, 2022.
For the fiscal year ended June 30, 2022, Mr. Labrucherie, Mr. Fauchet, Dr. Hogenhuis and Dr. Kreher received additional compensation for their service as a member of our Compensation Committee as discussed under the caption Non-Employee Director Compensation below.

Nominating and Governance Committee
The Nominating and Governance Committee operates under a Nominating and Governance Committee Charter that is available on our website at www.rezolutebio.com. The Nominating and Governance Committee was established in accordance with the rules and regulations of the SEC Given the overlap between the nominating and corporate governance function with the compensation function, the Company’s independent board members historically have served as the members of the Nominating and Governance Committee through June 30, 2022. Although both the Compensation Committee and the Nominating and Governance Committee had remained as separate committees, board membership on both committees counted as one for board compensation purposes. Effective July 1, 2022, the Nominating and Governance Committee was eligible for separate compensation, and members will receive additional compensation for their service as a member of this committee.
Stockholders who wish to recommend nominees for consideration by the Nominating and Governance Committee must deliver their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the Nominating and Governance Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating and Governance Committee and to serve if elected by stockholders. The Nominating and Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the Board for submission to the stockholders at each annual meeting.
The Nominating and Governance Committee do not have a specific diversity policy, but consider diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process. Our Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2022.
Scientific Advisory Board
We have established a Scientific Advisory Board (“SAB”). The members of the board are Adrian Vella, M.D., Quan Dong Nguyen, M.D., MSc, Robert B. Bhisitkul, M.D., PH.D. and Jerrold Olefsky, M.D.
Communications with the Board
Stockholders may communicate with the Board or any of the directors by sending written communications addressed to the Board generally, or to any director(s), to Rezolute, Inc., 275 Shoreline Drive, Suite 500, Redwood City, CA 94065. All communications are compiled and forwarded to the Board or the individual director(s) accordingly.
Board’s Role in Risk Oversight
The Board as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks.

DIRECTOR COMPENSATION
Effective January 1, 2021, we began using a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. Presented below is a listing of the individuals that served as directors and the related committee appointments as of June 30, 2022:
Committee Appointments
Director Name	Audit	Compensation	Nominating and Governance
Committee Members as of June 30, 2022:
Gil Labrucherie(1)	X	X	X
Nerissa Kreher(2)		X	X
Philippe Fauchet(3)	X	X	X
Wladimir Hogenhuis(4)	X	X	X

(1)
Mr. Labrucherie was appointed to serve as a member of our Board, Compensation Committee, Nominating and Governance Committee, and as chairman of our Audit Committee on November 20, 2019.

(2)
Dr. Kreher was appointed to serve as a member of our Board and Compensation Committee Nominating and Governance Committee on March 2, 2021.

(3)
Mr. Fauchet was appointed to serve as a member of our Board, Audit Committee, Nominating and Governance Committee and as a chairman of our Compensation Committee on September 10, 2020.

(4)
Dr. Hogenhuis was appointed to serve as a member of our Board, Audit Committee, Nominating and Governance Committee and Compensation Committee on March 2, 2021.

Director Compensation Table
Nevan Charles Elam, Acting Chairman of our Board, effective May 2022, and our Chief Executive Officer, did not receive any additional compensation for serving as a director and has been excluded from the following table. Please refer to the “Executive Compensation” section above for a description of Mr. Elam’s compensation. In addition, our director and former Chairman, Young-Jin Kim, has historically not reeved any compensation for his service on the Board. In June 2022, the Board determined to provide Mr. Kim with a one-time grant of stock options in recognition of his contributions as Chairman. The following table provides information related to the compensation of the remaining individuals that served as a member of our Board during the fiscal year ended June 30, 2022:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Gil Labrucherie	57,000 (1)	211,168(7)	268,168
Nerissa Kreher	47,000(2)	211,168(7)	258,168
Phillippe Fauchet	57,000(3)	211,168(7)	268,168
Wladimir Hogenhuis	54,000(4)	211,168(7)	265,168
Young-Jin Kim	—(5)	105,584(8)	105,584

(1)
Consists of $40,000 for serving as a member of the Board, $10,000 for serving as Chairman of the Audit Committee and $7,000 for serving as a member of the Compensation Committee.

(2)
Consists of $40,000 for serving as a member of the Board and $7,000 for serving as a member of the Compensation Committee.

(3)
Consists of $40,000 for serving as a member of the Board, $10,000 for serving as Chairman of the Compensation Committee and $7,000 for serving as a member of the Audit Committee.

(4)
Consists of $40,000 for serving as a member of the Board, $7,000 for serving as a member of the Compensation Committee and $7,000 for serving as a member of the Audit Committee.

(5)
Mr. Kim served as our Board Chairman until May 2022, for which he did not receive any compensation. Mr. Kim remains a member of our Board.

(6)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 8 to our consolidated financial statements, included in Item 8 of our 2022 Annual Report. For purposes of this table, the entire fair value of awards is reflected in the year of grant, whereas under ASC 718 the fair value of such awards is generally recognized over the vesting period in our financial statements.

(7)
Consists of the fair value of stock options granted on June 23, 2022 for 80,000 shares exercisable at $3.40 per share for a period of ten years. These stock options vest ratably over 36 months until July 1, 2025 when the entire award will be vested.

(8)
Consists of the fair value of stock options granted on June 23, 2022 for 40,000 shares exercisable at $3.40 per share for a period of ten years. These stock options vest ratably over 36 months until July 1, 2025 when the entire award will be vested.

The aggregate number of outstanding options held by our non-employee directors as of June 30, 2022 was as follows:
	Shares Underlying Options Outstanding
	Vested	Unvested
Gil Labrucherie	8,554	84,446
Philippe Fauchet	5,110	84,890
Wladimir Hogenhuis	3,333	86,667
Nerissa Kreher	3,333	86,667
Young-Jin Kim	—	40,000
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director, (ii) each Named Executive Officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock, in each case as of April 6, 2023 (the “Determination Date”), unless otherwise indicated below. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to such securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days after the Determination Date through the exercise of any warrant, stock option, or other right. Shares subject to beneficial ownership through the exercise of stock options and warrants are deemed to be outstanding and beneficially owned for the purpose of computing share and percentage ownership of that person or entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown beneficially owned by them. This information is not necessarily indicative of beneficial ownership for any other purpose.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 36,827,567 shares of common stock issued and outstanding as of the Determination Date. Unless otherwise indicated, the address of our principal stockholders, directors and officers is c/o Rezolute, Inc., 275 Shoreline Drive, Suite 500, Redwood City, California 94065.
Name of Beneficial Owner	Position with Company	Beneficial Ownership	Percent of Class
Stockholders in excess of 5%
Entities associated with Federated Hermes, Inc.	Stockholder	7,549,032(1)	19.9%
Handok Inc.	Stockholder	5,942,617(2)	16.1%
First Manhattan Co	Stockholder	3,123,078(3)	8.5%
Stonepine Capital, L.P.	Stockholder	3,021,504(4)	8.2%
Directors and Executive Officers:
Nevan Charles Elam	Chief Executive Officer and Acting Chairman of the Board	452,817(5)	1.2%
Gil Labrucherie	Director	91,571(6)	*
Philippe Fauchet	Director	34,887(7)	*
Nerissa Kreher	Director	33,332(8)	*
Wladimir Hogenhuis	Director	66,025(9)	*
Young-Jin Kim	Director	6,034,897(10)	16.4%
Brian Roberts	Chief Medical Officer	118,802(11)	*
Directors and executive officers as a group (7 people)		6,832,331(12)	18.2%

*
Less than 1%.

(1)
The number of shares includes 6,610,274 shares of common stock held by entities associated with Federated Hermes, Inc., 123,000 shares currently issuable upon the exercise of pre-funded warrants at $0.01 per share and 815,758 shares currently issuable under the exercise of pre-funded warrants at $0.001 per share. The number of shares excludes 400,000 shares currently issuable upon the exercise of warrants at $19.50 per share due to a 14.99% ownership blocker and 2,605,295 shares currently issuable upon the exercise of Class B pre-funded warrants at $0.001 per share that due to a 19.99% ownership blocker. These shares are owned by separate entities which are collectively referred to as the “Funds” which are managed by Federated Equity Management Company of Pennsylvania and sub advised by Federated Global Investment Management Corp., which are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Hermes, Inc. (the “Parent”). All of the Parent’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which Thomas R. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively referred to as the “Trustees”). The Parent’s subsidiaries have the power to direct the vote and disposition of the securities held by the Funds. Each of the Parent, its subsidiaries, the Trust, and each of the Trustees expressly disclaim beneficial ownership of such securities. The address of the entities associated with Federated Hermes, Inc. is 4000 Ericsson Drive, Warrendale, PA 15086.

(2)
Voting and investment authority over our shares of common stock owned by Handok Inc. is held by the board of directors of Handok Inc. The address of stockholder is 132, Tehern-Ro, Gangman Gu, Seoul, Republic of Korea.

(3)
Based on Schedule 13F-HR filed with the SEC on February 14, 2023 and the Company’s knowledge of shares purchased in the Company’s May 2022 offering. This number may have changed subsequent to December 31, 2022. First Manhattan Co. has sole voting and investment power of the shares. The address of the filer is 399 Park Avenue, New York, New York 10022.

(4)
Based on Schedule 13G/A filed with the SEC on February 13, 2023 and the Company’s knowledge of shares purchased in the Company’s May 2022 offering. This number may have changed subsequent to December 31, 2022. Stonepine Capital Management, LLC, is the General Partner of the partnership and Jon M. Plexico and Timothy P. Lynch are the control persons of the General Partner. Each reporting person disclaims beneficial ownership of except to the extent of that person’s pecuniary interest therein. The address of the filers is 919 NW Bond Street, Suite 20, Bend, Oregon 977003-2767.
(5)
Consists of (i) 2,817 shares of our common stock and (ii) 450,000 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(6)
Consists of (i) 53,572 shares of our common stock owned by a trust controlled by Mr. Labrucherie and (ii) 37,999 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(7)
Consists of (i) 34,877 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(8)
Consists of (i) 33,332 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(9)
Consists of (i) 32,693 shares of our common stock and (ii) 33,332 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(10)
Consists of (i) 78,947 shares of our common stock owned by Mr. Kim and (ii) 5,942,617 shares of our common stock that are owned by Handok, Inc and (iii) 13,333 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date. As Chairman and CEO of Handok Inc., Mr. Kim has shared investment and voting authority over these shares.

(11)
Consists of (i) 22,552 shares of our common stock and (ii) 96,250 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

(12)
Consists of (i) 6,133,198 shares of our common stock and (ii) an aggregate of 699,133 shares of our common stock issuable upon exercise of stock options that are exercisable within 60 days of the Determination Date.

Equity Compensation Plan Information
The following table displays equity compensation plan information as of June 30, 2022:
	Plan Termination Date	Shares to be Issued Upon Exercise of Outstanding Options:		Securities Available For Future Issuance
		Number of Shares	Weighted Average Exercise Price
Equity compensation plans approved by security holders:
2015 Non-Qualified Stock Option Plan	February 23, 2020	36	$50.73	—
2016 Non-Qualified Stock Option Plan	October 31, 2021	256	22.77	—
2021 Equity Incentive Plan	March 31, 2031	8,014	4.24	2,686
Equity compensation plans not approved by security holders:
2019 Non Qualified Stock Option Plan	July 31, 2029	200	14.50	—
Total		8,506	5.24	2,686
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2022, all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were complied with except that (i) Form 4 was filed late by Wladimir Hogenhuis for shares of common stock purchased in the October 15, 2021 public offering, (ii) Form 4 was filed late by Young-Jin Kim for stock options granted in June 2022, and (iii) Handok failed to file a Form 4 for shares of common stock purchased during the 2021 RDO (as defined below).
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
Review, Approval or Ratification of Transactions with Related Persons
We rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.
Director Independence
Because our common stock is currently listed on the Nasdaq Capital Market, we have used the definition of “independence” as defined under the rules of the Nasdaq Stock Market to determine whether our current directors or our new directors are independent. We have determined that as of June 30, 2022, Messrs. Fauchet and Labrucherie and Drs. Hogenhuis and Kreher were independent directors as defined by Nasdaq Rule 5605(a)(2), and for purposes of Section 16 of the Exchange Act. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nasdaq listing rules provide that a director cannot be considered independent if:
•
the director is, or at any time during the past three years was, an employee of the Company;

•
the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•
a family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•
the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the Company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Licensing Agreement
On September 15, 2020, we entered into an exclusive license agreement (the “Handok License”) with Handok, Inc. (“Handok”), an affiliate with a member of our Board, Mr. Kim, for the territory of the Republic of Korea. The Handok License relates to pharmaceutical products in final dosage form containing the pharmaceutical compounds developed or to be developed by us, including those related to RZ358 and RZ402. The Handok License is in effect for a period of 20 years after the first commercial sale of each product and requires (i) milestone payments of $0.5 million upon approval of a New Drug Application (“NDA”) for each product in the territory, and (ii) we will sell products ordered by Handok at a transfer price equal to 70% of the net selling price of the products. To date, no milestone payments have been earned by us.
Investors in Registered Direct Offerings
In connection with a subscription agreement for a registered direct offering on October 12, 2021 (“2021 RDO”), Handok purchased 769,231 shares of our common stock at a purchase price of $6.50 per share, whereby we received gross proceeds of $5.0 million.
In connection with an underwritten registered direct offering pursuant to an underwriting agreement entered into by and among us, Jefferies LLC, and the underwriters named in the underwriting agreement on May 1, 2022 (“2022 RDO”), our directors Messrs. Labrucherie and Kim, 52,631 and 78,947 shares of our common stock at a purchase price of $3.80 per share, for $199,998 and $299,999 respectively. Handok purchased 3,157,895 shares of our common stock at a purchase price of $3.80 per share, whereby we received gross proceeds of $12.0 million. In addition, certain other affiliates of the Company also participated in the 2022 RDO. However, their individual purchases amount to less than $120,000.
Vote Required
Directors are elected by a plurality of the votes cast at the Annual Meeting on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named above. If you do not vote for a particular nominee, or if you withhold authority for one or all nominees, your vote will not count either “for” or “against” the nominee, although it will be counted for purposes of determining whether there is a quorum. Generally, brokers do not have discretion to vote uninstructed shares with respect to this “non-routine” matter. However, broker non-votes are not votes cast; thus broker non-votes will not be counted “for” or “against” the nominee. If any director-nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE ABOVE-IDENTIFIED DIRECTOR-NOMINEES.

PROPOSAL 2
ACCOUNTANT PROPOSAL
Our Board has appointed the firm Plante & Moran, PLLC (“Plante & Moran”), Cleveland, Ohio, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2023. While our Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment. A representative of Plante & Moran is expected to attend virtually at the Annual Meeting and is available to respond to appropriate questions. Such representative does not intend to make a statement at the Annual Meeting.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The aggregate fees billed by Plante & Moran for professional services rendered to us for the years ended June 30, 2022 and 2021 are set forth in the table below.
	2022		2021
	Amount	Percent	Amount	Percent
Audit fees(1)	$259,000	85%	$175,500	82%
Tax fees	47,225	15%	38,100	18%
Total	$306,225	100%	$213,600	100%

(1)
Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our quarterly reports on Form 10-Q, and reviews of any other SEC filings.

(2)
Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal and state tax compliance.

Pre-Approval Policy
Our Audit Committee endeavors to approve in advance all services provided by our independent registered public accounting firm. All services provided by our independent registered public accounting firm for the fiscal years ended June 30, 2022 and 2021 were pre-approved by the Audit Committee or the Board.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed Rezolute’s audited financial statements for fiscal years ended June 30, 2022 and June 30, 2021 with Rezolute’s management.
The Audit Committee has discussed with Rezolute’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Board received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors its independence from the Company and its management. Based on such review and discussions, the Board approved the audited financial statements that are included in the Company’s 2022 Annual Report.
Respectfully submitted,
Mr. Labrucherie, Chairman
Mr. Fauchet
Dr. Hogenhuis

Vote Required
The affirmative vote of the majority of votes cast at the Annual Meeting will be required to ratify the appointment of Plante & Moran as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. Abstentions will have no effect on this proposal. If you hold your shares in “street name” and do not provide timely voting instructions, your broker may exercise discretionary authority, thereby avoiding a broker non-vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF PLANTE & MORAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

PROPOSAL 3
SAY-ON-PAY PROPOSAL
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Item 402 of Regulation S-K. We refer to this advisory vote as the “say-on-pay” vote. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies and practices of our company described in this Proxy Statement. The vote is required under Section 14A of the Securities Exchange Act of 1934, as amended. If stockholders do not approve the compensation structure, the compensation committee of our Board will reexamine executive compensation.
Consistent with this right to give an advisory “say-on-pay” vote, we are asking stockholders to indicate their support at the Annual Meeting for the compensation of our NEOs as described in this Proxy Statement by casting an advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders approve the compensation of the “named executive officers” of Rezolute, Inc., as disclosed in the section entitled “Executive Compensation” in the Proxy Statement for such company’s 2023 annual meeting of stockholders pursuant to the SEC’s compensation disclosure rules.”
The compensation of our NEOs is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section.
EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current NEOs. The ages of the NEOs are shown as of April 6, 2023.
Name	Age	Position	Date Appointed
Nevan Charles Elam	55	Chief Executive Officer, Principal Financial Officer and Acting Chairman of the Board	January 31, 2013
Brian Roberts	48	Chief Medical Officer	June 1, 2022
The biographical information for the Directors, including Mr. Elam, is set forth above in the Board of Directors Proposal. Set forth below is biographical information with respect to Dr. Roberts.
Brian K. Roberts, M.D. Dr. Roberts joined us in 2015 and has been serving as our Chief Medical Officer since June 1, 2022. Previously, Dr. Roberts served as Head of Clinical Development as consultant until 2017, followed by his employment as Vice President until October 23, 2020, when he was subsequently promoted to Senior Vice President of Clinical Development. Prior to joining us, Dr. Roberts directed clinical development at Fibrogen, Inc. from 2012 to 2017, where he led the successful launch and execution of the global Phase 3 program and out-licensing pharmaceutical partnership for Roxadustat, a novel oral therapy for anemia associated with kidney disease, concluding the largest Phase 3 program ever conducted in CKD anemia, and resulting in global NDA filings. During his tenure, Fibrogen achieved the largest biotech IPO in the previous 10 years. From 2007 until 2012, Dr. Roberts held clinical development positions of increasing responsibility at Metabolex, Inc., where he developed novel therapies for metabolic diseases such as diabetes, dyslipidemia, NASH, and gout. His program and clinical leadership from IND through clinical proof-of-concept helped secure a global licensing and co-development agreement with a major pharmaceutical partner for a novel diabetes therapy. He is an inventor or author on more than 25 patents and publications in the fields of Endocrinology and Metabolism. Dr. Roberts received his B.S. in biochemistry from the University of California, San Diego and his medical degree Magna Cum Laude from Georgetown University. He completed residency in Internal Medicine and fellowship in Endocrinology at Stanford University, where he also attends Endocrinology clinic and mentors trainees in his capacity as Adjunct Associate Professor in the Division of Endocrinology.

EXECUTIVE COMPENSATION
Summary Compensation Table
Our NEOs consist of all individuals that served as our principal executive officer during the fiscal year ended June 30, 2022, and the next most highly compensated executive officer who was serving as an executive officer as of June 30, 2022. The following table sets forth information concerning the compensation of Mr. Elam and Dr. Roberts, our NEOs, during the fiscal years ended June 30, 2022 and 2021:
Name and Position	Fiscal Year	Salary	Bonus	Stock Option Awards	All Other Compensation	Total
Nevan Charles Elam	2022	$515,000(1)	$378,750(3)	$6,862,960(5)	$24,590(6)	$7,781,300
Chief Executive Officer	2021	$495,682(1)	$490,980(4)	$3,888,117(5)	$21,953(6)	$4,896,732
Brian Roberts, M.D.	2022	$401,500(2)	$121,875(3)	$1,847,720(5)	$52,053(7)	$2,423,148
Chief Medical Officer	2021	$371,364(2)	$171,300(4)	$775,203(5)	$36,074(8)	$1,353,941

(1)
Pursuant to the amended and restated employment agreement discussed below, on July 31, 2019, Mr. Elam’s base salary increased to $490,000 with an effective date of June 1, 2019, and subsequently increased to $505,000 on February 15, 2021. On May 25, 2022, Mr. Elam’s base salary was increased to $525,000, with an effective date of January 1, 2022. Since May 25, 2022, Mr. Elam NEOs also serves as Acting Chairman of our Board for which no incremental compensation is paid.

(2)
Pursuant to the employment agreement discussed below, Dr. Roberts received an annual base salary of $360,000 through February 14, 2021. On February 15, 2021, Dr. Roberts’ base salary increased to $390,000, and subsequently increased to $405,900 on January 1, 2022. On May 25, 2022, Dr. Roberts was appointed by our Board as our Chief Medical Officer, with a base salary of $450,000 effective June 1, 2022.

(3)
On May 25, 2022, the Board approved bonus payments for calendar year 2021 services in the amounts shown in the table. In June 2022, these cash bonus payments were paid to each executive officer.

(4)
On October 7, 2020, in connection with the Company’s financing and up listing, the Board approved bonus payments to Mr. Elam for approximately $197,000 and Dr. Roberts for approximately $60,000. These bonus payments were paid to each executive officer in October 2020. On February 11, 2021, the Board approved bonus payments for calendar year 2020 services to Mr. Elam for $294,000 and Dr. Roberts for approximately $104,000. In February 2021, these cash bonus payments were paid to each executive officer.

(5)
The aggregate grant date fair value for stock option awards is computed in accordance with ASC 718 set forth by the Financial Accounting Standards Board. A discussion of key assumptions made in the valuation of stock options is presented in Note 8 to our consolidated financial statements, included in Item 8 of our 2022 Annual Report. For purposes of this table, the entire fair value of awards with time-based vesting are reflected in the year of grant, whereas under ASC 718 the fair value of such awards is generally recognized as an expense over the vesting period in our financial statements.

(6)
Amount consists of health, dental, disability and life insurance premiums under our employee benefit plans.

(7)
Amount consists of health, dental, disability and life insurance premiums under our employee benefit plans of $36,553, health club fees of $3,300, and matching contributions under our 401(k) Plan of $12,200.

(8)
Amount consists of health, dental, disability and life insurance premiums under our employee benefit plans of $21,512, health club fees of $300, and matching contributions under our 401(k) Plan of $14,262.

Narrative Disclosure to Summary Compensation Table
Presented below is summary of key terms of employment agreements with our NEOs:
Nevan Charles Elam
On January 8, 2023, we entered into an amended and restated employment agreement with Mr. Elam (the “2023 Elam Agreement”). Under the terms of the 2023 Elam Agreement, Mr. Elam is entitled to receive an annual base salary of $543,375 (the “Elam Base Salary”) plus a calendar year target bonus up to 60% of his annual base salary (“Elam Target Bonus”) based on performance criteria set forth by the Board. Mr. Elam is eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee stock option plans. The 2023 Elam Agreement requires Mr. Elam to undertake certain confidentiality, non-competition and non-solicitation obligations.
In the event that Mr. Elam is terminated without Cause or for Good Reason (as such terms are defined in the 2023 Elam Agreement; and such event, the “Termination”), subject to certain conditions set forth in section 5(g) of the 2023 Elam Agreement, (A) we agreed to pay Mr. Elam an amount equal to three times the Elam Base Salary, plus an amount equal to 150% the Elam Target Bonus (“Severance Bonus”); (B) any stock options that is subject to vesting conditions will have accelerated vesting for eighteen (18) months following the termination; and (C) accrued and unused vacation at the time of the Termination up to a maximum of four weeks shall be paid to Mr. Elam (the “Severance Benefits”).
In the event that Mr. Elam is terminated without Cause and for Good Reason within twelve (12) months of a Change of Control (as defined in the 2023 Elam Agreement, and such event, the “Change of Control Termination”), subject to certain conditions set forth in section 5(f) of the 2023 Elam Agreement, in addition to the Severance Bonus, (X) all stock options that are subject to vesting conditions would become fully vested, (Y) any shares of our capital stock subject to a right of repurchase shall have such right of repurchase lapse, and (Z) units then held by Mr. Elam pursuant to a restricted stock unit plan shall immediately vest and become exercisable. In addition, all of Mr. Elam’s equity that has vested as of the Termination or Change of Control Termination will also have an exercise period of twelve (12) months following the occurrence of the respective Termination or Change of Control Termination.
Brian Roberts, M.D.
On January 8, 2023, we entered into an amended and restated employment agreement with Dr. Roberts (the “2023 Roberts Agreement”). Under the terms of the 2023 Roberts Agreement, Dr. Roberts is entitled to receive an annual base salary of $465,750 plus a calendar year target bonus up to an amount that is 40% of his annual base salary (“Roberts Target Bonus”) based on performance criteria set forth by the Board. Dr. Roberts is eligible to participate in all benefit programs available to our executives and employees, including medical, dental, life and disability insurance plans, and our employee benefit plans. The employment agreement requires Dr. Roberts to undertake certain confidentiality, non-competition and non-solicitation obligations.
In the event that Dr. Roberts is terminated without Cause (as defined in the 2023 Roberts Agreement), subject to certain conditions set forth in section 4(d) of the 2023 Roberts Agreement, Dr. Roberts is entitled to accrued obligations, including (A) accrued, but unpaid salary through the effective date of Dr. Roberts’s termination of employment (the “Termination Date”), (B) any reimbursements owed for business expenses validly incurred on or prior to the Termination Date and reimbursable in accordance with Section 3(d) of the 2023 Roberts Agreements, (C) any earned but unpaid bonuses or other incentive payments approved by the Board but not paid to Dr. Roberts as of the Termination Date, and (D) any accrued but unpaid benefits due and owing to Dr. Roberts under the our benefit plans (collectively, the “Accrued Obligations”). In addition, we agreed to pay Dr. Roberts (X) twelve (12) months of salary, (Y) a pro-rata bonus payment equal to the pro-rata bonus amount of the Roberts Target Bonus earned as of the Termination Date, and (Z) 12 months of Dr. Robert’s COBRA premiums, collectively payable in equal monthly installments following the Termination Date. Furthermore, any granted but unvested stock options that would otherwise vest over the next 12 months after such termination will immediately vest and will have an exercise period of 6 months following such termination.
In addition, in the event that Dr. Roberts is terminated within 12 months of a Change In Control Event (as defined in the 2023 Roberts Agreement) and without Cause or Good Reason (as defined in the 2023

Roberts Agreement), Dr. Roberts is entitled to receive (A) the Accrued Obligations, (B) eighteen (18) months of salary, (C) a pro-rata bonus payment equal to the pro-rata bonus amount of the Roberts Target Bonus earned as of such termination date, and (D) eighteen (18) months of Dr. Robert’s COBRA premiums, collectively payable in equal monthly installments following such termination date. Moreover, all granted but unvested stock options will immediately vest and will have an exercise period of 6 months following such termination.
Outstanding Equity Awards
As of June 30, 2022, there were no restricted stock awards and no stock options that provide for performance vesting conditions held by any of our NEOs. The following table provides a summary of equity awards outstanding, consisting solely of stock options, for each of our NEOs as of June 30, 2022:
Name	Grant Date	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable	Unexercisable
Nevan Charles Elam
	7/31/19	195,833	4,167(1)	$14.50	7/31/29
	6/14/21	125,000	250,000(2)	12.28	6/14/31
	6/23/22	—	2,600,000(4)	3.40	6/23/32
Total for Mr. Elam		320,833	2,854,167
Brian Roberts, M.D.
	7/31/19	39,166	834(1)	$14.50	7/31/29
	6/14/21	37,500	37,500(3)	12.28	6/14/31
	6/23/22	—	700,000(4)	3.40	6/23/32
Total for Dr. Roberts		76,666	738,334

(1)
These stock options vest over a three-year period as follows: 25% of the shares underlying the options became exercisable on the grant date and the remainder of the shares underlying the options became exercisable in equal monthly installments over the remaining 36 months thereafter, subject to the executive’s continued service through each vesting date.

(2)
These stock options vest over a three-year period as follows: the shares underlying the options become exercisable in equal monthly installments over 36 months beginning on July 1, 2021, subject to the executive’s continued service through each vesting date.

(3)
These stock options vest over a three-year period as follows: 25% of the shares underlying the options became exercisable on grant date and the remaining shares underlying the options become exercisable in equal monthly installments over the remaining 36 months beginning on July 1, 2021, subject to the executive’s continued service through each vesting date.

(4)
These stock vest over a four-year period as follows: 25% of the shares underlying the options become exercisable on the first anniversary of the grant date and the remaining shares underlying the options become exercisable in equal monthly installments over the remaining 36 months beginning on July 1, 2023, subject to the executive’s continued service through each vesting date.

Options Exercised
For the year ended June 30, 2022, there were no shares acquired upon the exercise of stock options for any of our NEOs.
Family Relationships
There are no family relationships between any of our directors and executive officers.

Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
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the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•
convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics
We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.rezolutebio.com, under the “Investor Relations” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of ethics, if any, on the above website within four business days following the date of such amendment or waiver.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) or as a director of any entity that has one or more executive officers serving on the Board or the Compensation Committee.
Vote Required
The affirmative vote of the majority of votes cast at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our NEOs as described herein. Because the vote is advisory, it will not be binding on the Company, our Board or the Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Abstentions will have no effect on this proposal. If you are a “street name” stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 4
SAY-ON-FREQUENCY PROPOSAL
The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our NEOs, as disclosed in accordance with the SEC’s compensation disclosure rules, such as the Say-On-Pay Proposal. In particular, we are asking whether the advisory vote should occur every three years, every two years, or one year.
The optimal frequency of the advisory vote on executive compensation depends on a balancing of the benefits and burdens of more or less frequent votes. Some observers (not of our Company in particular, but of the general requirement under the Dodd-Frank Act to obtain an advisory say-on-pay vote) have expressed a belief that less frequent votes are appropriate as they enable stockholders to focus on a company’s overall compensation program design, as opposed to short-term decisions, and provide sufficient time to evaluate how a company’s compensation programs drive longer-term performance and the creation of longer-term stockholder value. Many also believe that a less frequent voting cycle will give companies sufficient time to respond thoughtfully to stockholder views and to implement any necessary changes to executive compensation programs and allow stockholders to evaluate the results of these changes before the next stockholder advisory vote.
On the other hand, other observers believe more frequent stockholder votes are better since they provide stockholders with the opportunity to react promptly to emerging trends in compensation and to provide rapid feedback to companies with respect to their views on the effectiveness and appropriateness of their executive compensation programs. According to this view, more frequent feedback would provide our Board and Compensation Committee with the opportunity to evaluate individual compensation decisions each year in light of the stockholder feedback and to better incorporate current stockholder views into our compensation programs.
At this time, our Board believes that the most appropriate outcome is to have a stockholder advisory vote on compensation every year, to best enable stockholders to quickly adapt our compensation decisions to emerging trends and stockholder value.
You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote on this proposal.
Vote Required
The option of three years, two years or one year that receives the highest number of votes cast at the Annual Meeting will be the frequency for the advisory vote on executive compensation selected by stockholders. As with your vote on the Say-On-Pay Proposal, your vote on this Say-On-Frequency Proposal is advisory, and therefore not binding on the Company, the Compensation Committee, or our Board, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. The vote is required under Section 14A of the Exchange Act. However, our Board and our Compensation Committee value the opinions of our stockholders, and we will take our stockholders’ preferences into account in making determinations regarding the frequency of the Say-On-Pay vote. Abstentions will have no effect on this proposal. If you are a “street name” stockholder and you do not provide your brokerage firm with voting instructions, your brokerage firm may not cast votes with respect to the shares that you beneficially own. These broker non-votes will have no effect on the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PREFERRED FREQUENCY OF “ONE YEAR” FOR FUTURE ADVISORY STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION.

OTHER MATTERS
The Board is not aware of any matter to be presented for action at the Annual Meeting other than the proposals described above. Although the Board knows of no other matters to be presented at the Annual Meeting, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.
COSTS OF PROXY SOLICITATION
Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.
AVAILABLE INFORMATION
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

REZOLUTE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 25, 2023 AT 3 PM PACIFIC TIME CONTROL ID: REQUEST ID: The undersigned, a stockholder of Rezolute, Inc. (the “Company”), does hereby appoint and authorize Nevan Charles Elam with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on April 6, 2023, with all of the powers that the undersigned would possess if personally present, at the virtual 2023 Annual Meeting of Stockholders of the Company on May 25, 2023, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: h t t p s : // w w w. i p r o x yd i r e c t . c o m/ R Z L T PHONE: 1 - 8 6 6 - 7 5 2 - V O TE ( 8 6 8 3 ) 4867-4153-9674\2

ANNUAL MEETING OF THE STOCKHOLDERS OF REZOLUTE, INC.PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR ALLWITHHOLD ALLFOR ALL EXCEPT To elect the six nominees to the Company’s Board of Directors to serve until the 2024 Annual Meeting of Stockholders, until his or her successor is elected and shall have qualified or until his or her death, resignation, removal or disqualification.•• Nevan Charles Elam• Gil Labrucherie•CONTROL ID: Philippe Fauchet•REQUEST ID: Nerissa Kreher• Wladimir Hogenhuis• Young-Jin Kim• Proposal 2 FOR AGAINSTABSTAIN To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending on June 30, 2023.••• Proposal 3 FOR AGAINSTABSTAIN To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section of the Proxy Statement.••• Proposal 4 THREE YEARSTWO YEARSONE YEARABSTAIN To approve, by a non-binding advisory vote, the preferred frequency of one year for future advisory votes on the compensation of the Company’s named executive officers.•••• MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: • THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR ALL” IN PROPOSAL 1, “FOR” IN PROPOSALS 2 AND 3, AND “ONE YEAR” IN PROPOSAL 4. MARK HERE FOR ADDRESS CHANGE • New Address (if applicable): ____________________________ ____________________________ ____________________________ IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: ________________________, 2023 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly) 4867-4153-9674\2